Exhibit D

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Shares of Beneficial Interest, par value $0.01 per share, of KKR FS Income Trust Select is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: March 7, 2025

KKR ALTERNATIVE ASSETS LLC

	Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
Date: 03/07/2025

KKR GROUP ASSETS HOLDINGS II L.P.

	Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
KKR Group Assets II GP LLC, its general partner
Date: 03/07/2025

KKR GROUP ASSETS II GP LLC

	Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
Date: 03/07/2025

GLOBAL ATLANTIC LIMITED (DELAWARE)

	Signature:	/s/ Gary Silber
Name and Title: Gary Silber, Managing Director
Date: 03/07/2025

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED

	Signature:	/s/ Gary Silber
Name and Title: Gary Silber, Managing Director
Date: 03/07/2025

GLOBAL ATLANTIC FINANCIAL GROUP LLC

Signature:	/s/ Gary Silber
Name and Title: Gary Silber, Managing Director
Date: 03/07/2025

KKR MAGNOLIA HOLDINGS LLC

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Assistant Secretary
Date: 03/07/2025

KKR GROUP ASSETS HOLDINGS L.P.

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary,
KKR Group Assets GP LLC, its general partner
Date: 03/07/2025

KKR GROUP ASSETS GP LLC

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
Date: 03/07/2025

KKR GROUP PARTNERSHIP L.P.

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
KKR Group Holdings Corp., its general partner
Date: 03/07/2025

KKR GROUP HOLDINGS CORP.

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
Date: 03/07/2025

KKR GROUP CO. INC.

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
Date: 03/07/2025

KKR & CO. INC.

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Secretary
Date: 03/07/2025

KKR MANAGEMENT LLP

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Assistant Secretary
Date: 03/07/2025

HENRY R. KRAVIS

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Attorney-in-fact
Date: 03/07/2025

GEORGE R. ROBERTS

Signature:	/s/ Christopher Lee
Name and Title: Christopher Lee, Attorney-in-fact
Date: 03/07/2025